Consolidated Statements of Condition (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Held to maturity securities, fair value	$ 151,126	$ 224,440
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	98,912,423	98,912,423
Treasury stock, at cost (in shares)	4,977,179	5,491,276